UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2013

EAST COAST DIVERSIFIED CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-50356	55-0840109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 Franklin Court, Suite H

Marietta, Georgia 30067

(Address of Principal Executive Offices)

(770) 953-4184

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2013, Frank Russo resigned as a Director of East Coast Diversified Corporation (the “Company”).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1*	Letter of Resignation from Frank Russo, dated August 27, 2013

___________________

*filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 27, 2013	EAST COAST DIVERSIFIED CORPORATION

	By:	/s/ Kayode Aladesuyi
Name: Kayode Aladesuyi
Title: Chief Executive Officer